UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18 , 2014

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ETFS Platinum Trust
(Exact name of registrant as specified in its charter)
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New York (State or other jurisdiction of incorporation)	001-34590 (Commission File Number)	26-4732885 (I.R.S. Employer Identification No.)

c/o ETFS Securities USA LLC
48 Wall Street, 11th Floor
New York, New York 10005
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 918-4954

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 18,  2014, the registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

88
Exhibit No.	Description
99.1	Press Release, dated November 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, in the capacities indicated, hereunto duly authorized.

Date: November 18, 2014

ETFS Platinum Trust

By:ETF Securities USA LLC, Sponsor of the ETFS Platinum Trust.

By:	/s/ Graham Tuckwell
Graham Tuckwell
President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Joseph Roxburgh
Joseph Roxburgh
Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)